                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                       LIMITED WAIVER AND SECOND AMENDMENT
                              TO PURCHASE AGREEMENT

          This LIMITED WAIVER AND SECOND AMENDMENT TO PURCHASE AGREEMENT (this "AMENDMENT") is made as of June 16, 2006, among Vitro, S.A. de C.V., a Mexican Sociedad Anonima de Capital Variable ("VITRO"), Crisa Corporation, a Delaware corporation ("CRISA CORP." and, together with Vitro, the "SELLERS"), Crisa Libbey S.A. de C.V., a Mexican Sociedad Anonima de Capital Variable ("CRISA LIBBEY"), Vitrocrisa Holding, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable ("VC HOLDING"), Vitrocrisa S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable ("VITROCRISA"), Vitrocrisa Comercial, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable ("VC COMERCIAL"), Crisa Industrial, L.L.C., a Delaware limited liability company ("CRISA INDUSTRIAL" and, collectively with Crisa Libbey, VC Holding, Vitrocrisa and VC Comercial, the "ACQUIRED COMPANIES"), Libbey Mexico, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable ("LIBBEY MEXICO"), Libbey Europe B.V., a limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands ("LIBBEY EUROPE"), and LGA3 Corp., a Delaware corporation ("LGA3" and, together with Libbey Mexico and Libbey Europe, the "PURCHASERS"). Each of the Sellers, Acquired Companies and Purchasers is referred to herein as a "PARTY" and, collectively, as the "PARTIES". Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Purchase Agreement (as defined below).

          The circumstances underlying the execution of this Amendment are as follows:

     A. The Parties entered into a Purchase Agreement, dated as of April 2, 2006 and first amended on May 31, 2006 (as amended, the "PURCHASE AGREEMENT"), pursuant to which the Sellers agreed to sell, assign, transfer, convey and deliver to Purchasers, and Purchasers agreed to acquire from Sellers, the Interests and certain assets related thereto.

     B. Each of the Sellers and the Purchasers desires to amend the Purchase Agreement in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

          1. Limited Waiver. Subject to the terms and conditions set forth herein, the Sellers hereby waive the closing condition set forth in Section 8.01(j) of the Purchase Agreement solely as it relates to the release of the Vitro Guarantees identified on attached Appendix A.

          2. Amendment to Purchase Agreement. The Parties hereby agree that the Purchase Agreement shall be amended to reflect the following:

          a. In the definition of "ANCILLARY AGREEMENTS" in Section 1.01, the phrase "and the Contracts delivered pursuant to Section 5.12(b)" shall be deleted and replaced with "the Contracts delivered pursuant to Section 5.12(b); the Stiva Guaranty Agreement, the Stiva/Libbey Guaranty Agreement; the Stiva/Vitro Guaranty Agreement and the Tractebel Guaranty Agreement".

          b. Exhibit 1.01-T shall be replaced with Exhibit 1.01-T, attached hereto.

          c.   In Section 1.01, the following definition shall be added:

               "FORM OF IBERDROLA GUARANTY AGREEMENT" means the Guaranty Agreement between Libbey Inc. and Vitro in all material respects in the form of Exhibit 1.01-W, attached hereto.

          d. The definition of "PLANT I TITLE EXCEPTIONS" shall be deleted in its entirety.

          e.   The definition "REFERENCE INTERCOMPANY PAYABLES AMOUNT" in
               Section 1.01 shall be deleted in its entirety and replaced with the following:

               "REFERENCE INTERCOMPANY PAYABLES AMOUNT" means $19,936,606, which amount was determined, for clarification, by subtracting the amount of Forgiven Payables ($400,000) from the amount of Intercompany Payables in existence on December 31, 2005 ($20,336,606).

          f. In the definition of "REIMBURSABLE LIABILITIES" in Section 1.01, subclause (u) shall be deleted in its entirety and replaced with "(u) any inaccuracy in any representation and warranty of Sellers contained in the second sentence of Section 3.08(a) or Sections 3.17(e) or (f)(iv), as each pertain to title matters concerning the Plant I Real Property."

          g.   In Section 1.01, the following definition shall be added:

               "STIVA GUARANTY AGREEMENT" means the Guaranty Agreement between Libbey Inc. and Vitro in all material respects in the form of
               Exhibit 1.01-X, attached hereto.

          h.   In Section 1.01, the following definition shall be added:

               "STIVA/LIBBEY GUARANTY AGREEMENT" means the Guaranty Agreement between Fondo Stiva S.A. de C.V. and Libbey Inc. in all material respects in the form of Exhibit 1.01-Y, attached hereto.

          i.   In Section 1.01, the following definition shall be added:

               "STIVA/VITRO GUARANTY AGREEMENT" means the Guaranty Agreement between Fondo Stiva S.A. de C.V. and Vitro in all material respects in the form of Exhibit 1.01-Z, attached hereto.

          j.   In Section 1.01, the following definition shall be added:

               "TRACTEBEL GUARANTY AGREEMENT" means the Guaranty Agreement between Libbey Inc. and Vitro in all material respects in the form of Exhibit 1.01-AA, attached hereto.

          k. Exhibit 2.02(b) shall be replaced with Exhibit 2.02(b), attached hereto.

          l. Exhibit 5.07(b) shall be replaced with Exhibit 5.07(b), attached hereto.

          m. Section 5.07(e) shall be deleted in its entirety and replaced with the following:

               (e) Between the date of this Agreement and the Closing, Sellers shall not, without Purchasers' prior written consent, enter into any Vitro Guarantees, or cause or permit any of the Vitro Entities to enter into any Vitro Guarantees, for the benefit of the Acquired Companies except the Stiva/Vitro Guaranty Agreement. As soon as practicable after Closing, Sellers and Purchasers shall cooperate and use commercially reasonable efforts to (i) terminate, or to cause Purchasers or one of their Affiliates (including Libbey Inc.) to be substituted in all respects for the applicable Vitro Entities in respect of, all obligations of the Vitro Entities under the Vitro Guarantees; (ii) cause the counterparties to the Tractebel and Iberdrola Contracts to agree to amend those Shared Contracts so that, from and after the Closing Date, the liability of the Acquired Companies, on the one hand, and any other Vitro Entities that are parties to such Shared Contracts, on the other hand, is several, and not joint; and (iii) cause the beneficiaries of the Vitro Guarantees with respect to the Tractebel and Iberdrola Contracts to agree to amend such Vitro Guarantees to reduce the amount of those Vitro Guarantees to the extent of the obligations, from and after the Closing Date, of the Acquired Companies under the related Shared Contracts.

          n. Section 5.07(h) shall be deleted in its entirety and replaced with "Section 5.07(h). [Intentionally Omitted]".

          o. Section 5.07(j) shall be supplemented by adding the following after the first sentence:

               In connection with the delivery of the Constructora Resolution Document and the consent from Constructora referred to above, on or before the Closing Date, (i) Sellers shall execute and deliver to Fondo Stiva S.A. de C.V. the Stiva/Vitro Guaranty Agreement; and (ii) Libbey Inc. shall execute and deliver to Fondo Stiva S.A. de C.V. the Stiva/Libbey Guaranty Agreement.

          p. In the first sentence of Section 5.07(k), the reference to "Sections 3.17(b)(16)" of the Disclosure Schedule shall be deleted and replaced with "Sections 3.20(c)(ii)(i)".

          q. In the first sentence of Section 5.07(l), the phrase "From and after the date hereof" shall be deleted and replaced with "As soon as practicable after Closing".

          r. In the first sentence of Section 5.12(c), the number "$2,500,000" shall be deleted and replaced with "$400,000".

          s. In the second sentence of Section 5.12(c): (1) the phrase "in Mexican Pesos" shall be inserted between the phrase "an amount" and the phrase "equal to"; (2) the phrase "in Mexican Pesos" shall be inserted between the phrase "(i) the amount" and the phrase "of the Intercompany

               Payables"; and (3) the number "$20,336,606" shall be deleted and replaced with "216,267,603 Mexican Pesos".

          t. In the third sentence of Section 5.12(c), the phrase "On January 15, 2007" shall be deleted and replaced with "On January 15, 2008".

          3. Supplement and Amendment to Disclosure Schedule. The Disclosure Schedule shall be supplemented and amended by the Supplemented and Amended Disclosure Schedule attached hereto as Appendix B.

          4. Organization and Authority of Sellers. Each Seller is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation and has all necessary power and authority to enter into this Amendment, to carry out its obligations hereunder and to consummate the Transactions. Each Seller (other than Vitro) is a direct or indirect wholly-owned subsidiary of Vitro. The execution and delivery of this Amendment by the respective Sellers, the performance by Sellers of their respective obligations hereunder and the consummation by Sellers of the Transactions have been duly authorized by all requisite action on the part of Sellers and their respective equity holders. This Amendment has been duly executed and delivered by the respective Sellers, and (assuming due authorization, execution and delivery by the other Parties) this Amendment constitutes the legal, valid and binding obligations of Sellers, enforceable against Sellers in accordance with the terms hereof.

          5. Organization and Authority of Purchasers. Purchasers are duly organized, validly existing and in good standing under the Laws of the jurisdiction of their respective incorporation or formation and have all necessary power and authority to enter into this Amendment, to carry out their respective obligations hereunder and to consummate the Transactions. Purchasers are direct or indirect wholly-owned subsidiaries of Libbey Inc. The execution and delivery of this Amendment by Purchasers, the performance by Purchasers of their respective obligations hereunder and the consummation by Purchasers of the Transactions have been duly authorized by all requisite action on the part of Purchasers and their respective equity holders. This Amendment has been duly executed and delivered by the respective Purchasers, and (assuming due authorization, execution and delivery by the other Parties) this Amendment constitutes the legal, valid and binding obligations of Purchasers, enforceable against Purchasers in accordance with the terms hereof.

          6. Effect of Amendment on Other Agreements. Cross references in the Ancillary Agreements (as such term is defined in the Purchase Agreement) or Exhibits to the Purchase Agreement to sections or defined terms in the Purchase Agreement, shall be deemed to be cross references to the Purchase Agreement as amended hereby, and the Ancillary Agreements and Exhibits to the Purchase Agreement are hereby amended to the extent necessary to so provide.

          7. Ratification. In connection with and simultaneous to the effectiveness of the amendments set forth herein, each Party hereby ratifies all actions it has taken in connection with the obligations under the Purchase Agreement and, to the extent applicable, the Schedules and Exhibits thereto and the Ancillary Agreements. Except as expressly stated herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any of the Parties under any provision of the Purchase Agreement or any other agreement to which the Parties are party relating to the transactions contemplated by the Purchase Agreement. Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Purchase Agreement and Ancillary Agreements shall remain in full force and effect.

          7. Incorporation by Reference. The provisions of Sections 11.04 (Severability), 11.06 (Assignment), 11.07 (Amendment), 11.08 (Waiver), 11.11 (Governing Law; Agent for Service of Process), 11.12 (Waiver of Jury Trial) and
11.15 (Counterparts) of the Purchase Agreement shall be incorporated into this Amendment, mutatis mutandis, as if references to "this Agreement" in the Purchase Agreement were references to "this Amendment" in this Amendment.

                            [signature pages follow]

          IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives.

SELLERS:                                SELLER REPRESENTATIVE:

VITRO, S.A. DE C.V.                     VITRO, S.A. DE C.V.


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


CRISA CORPORATION


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

           [Signature Page to Second Amendment to Purchase Agreement]

ACQUIRED COMPANIES:                     PURCHASERS:

CRISA LIBBEY S.A. DE C.V.               LIBBEY EUROPE B.V.


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


VITROCRISA HOLDING, S. DE R.L.          LIBBEY MEXICO, S. DE R.L. DE C.V.
DE C.V.


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


VITROCRISA S. DE R.L. DE C.V.           LGA3 CORP.


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

           [Signature Page to Second Amendment to Purchase Agreement]

VITROCRISA COMERCIAL, S. DE R.L. DE
C.V.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


CRISA INDUSTRIAL, L.L.C.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                             JOINDER OF LIBBEY INC.

     The undersigned, Libbey Inc., the direct or indirect parent company of Purchasers, hereby joins in the execution of this Amendment for the sole purpose of consenting to the terms hereof as guarantor of all the obligations of Purchasers pursuant to this Agreement until the Closing shall have occurred, if ever.

LIBBEY INC.


By:
    ---------------------------------
Name: Susan A. Kovach
Title: Vice President, General
       Counsel & Secretary

                                   APPENDIX A

- Pursuant to the Parent Guarantee, dated as of December 15, 1999, made by Vitro in favor of Enron Energia Industrial de Mexico, S. de R.L. de C.V., Vitro is the guarantor of Vitrocrisa, S. de R.L.'s obligations under the Amended and restated Agreement for Provision of Electrical Power Generation Capacity and Associated Electrical Energy, dated as of December 15, 1999, by and between Vitro Corporativo S.A. de C.V and Enron Energia Industrial de Mexico, S. de R.L. de C.V.

- Pursuant to the Bond Agreement (Contrato de Fianza), dated as of March 28, 2003, Vitro, S.A. de C.V. has an obligation to guaranty Vitrocrisa, S. de R.L.'s obligations under the Electrical Power Supply Agreement, dated as of March 28, 2003, by and between Iberdrola Energia Monterrey, S.A. de C.V., Vitrocrisa and Vidriera Monterrey, S.A. de C.V. Vitro, S.A. de C.V. has never provided a Parent Guaranty agreement in favor of or executed any other agreement with Iberdrola Energia Monterrey, S.A. de C.V. evidencing such guaranty obligations.

                        EXHIBIT 1.01-T (VITRO GUARANTEES)

1. Pursuant to the Parent Guarantee, dated as of December 15, 1999, made by Vitro in favor of Enron Energia Industrial de Mexico, S. de R.L. de C.V., Vitro is the guarantor of Vitrocrisa, S. de R.L.'s obligations under the Amended and restated Agreement for Provision of Electrical Power Generation Capacity and Associated Electrical Energy, dated as of December 15, 1999, by and between Vitro Corporativo S.A. de C.V and Enron Energia Industrial de Mexico, S. de R.L. de C.V.

2. Pursuant to the Bond Agreement (Contrato de Fianza), dated as of March 28, 2003, Vitro, S.A. de C.V. has an obligation to guaranty Vitrocrisa, S. de R.L.'s obligations under the Electrical Power Supply Agreement, dated as of March 28, 2003, by and between Iberdrola Energia Monterrey, S.A. de C.V., Vitrocrisa and Vidriera Monterrey, S.A. de C.V. Vitro, S.A. de C.V. has never provided a Parent Guaranty agreement in favor of or executed any other agreement with Iberdrola Energia Monterrey, S.A. de C.V. evidencing such guaranty obligations.

3. Vidrio Plano de Mexico, S.A. de C.V. ("Vidrio Plano"), as lessor, and Vitro Vidrio y Cristal, S.A. de C.V. ("VVyC"), as lessor's guarantor (obligado solidario), are guarantors (obligados solidarios) of Vitrocrisa Comercial's obligations as a sub-lessee under the Lease Agreement, dated as of March 5, 2002, by and between Vidrio Plano, VVyC and Cabi Tultitlan, S.A. de C.V, as mandated by Article 7.715 of the Civil Code of the State of Mexico and the Nineteenth clause of such agreement.

4. Pursuant to the Vitro Guaranty, dated as of April 2, 2004, Vitro is the guarantor of VC Comercial's and Vitrocrisa's obligations under that certain Credit Agreement, dated as of April 2, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VC Comercial, Vitrocrisa, Bank of Montreal, Banco Nacional de Mexico, S.A., Comerica Bank, HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC, The Bank of Nova Scotia, Standard Federal Bank, N.A., Harris Nesbitt, HSBC Bank USA and Citibank N.A., Nassau Bahamas Branch.

5. All right, title and interest in, to, and under all of the following assets of Crisa Texas Limited (d/b/a Crisa Ltd.) (hereinafter "Crisa Texas"), whether now or hereafter existing or acquired, are pledged, hypothecated, charged and mortgaged under the Security Agreement, dated as of April 2, 2004, by and between Crisa Texas Limited (d/b/a Crisa Ltd.) and HSBC Bank
     USA:

     a. all accounts (as defined in the Uniform Commercial Code) of Crisa Texas and all rights to the payment of money for or relating to the sale or lease of goods or services rendered (excluding the that certain profit sharing fee payable to Crisa Texas by Libbey pursuant to the terms of the Amended and Restated Distribution Agreement dated to be effective as of August 29, 1997 entered into by and between Vitro, Crisa Corporation, Vitrocrisa, Libbey Inc. and Libbey Glass Inc., as amended (hereinafter, the "Profit Sharing Fee")), in each case whether or not earned by performance, including all moneys or rights to payment due and to become due to Crisa Texas for goods sold or leased or for services rendered including, without limitation, rights evidenced by an account, note, contract, security agreement or other evidence of indebtedness or security together with (i) all security pledged, assigned, hypothecated or granted to or held by Crisa Texas to secure the foregoing, (ii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iii) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (iv) all books, records, ledger cards, and invoices relating thereto, (v) all evidence of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certficates from filing or other registration officers, (vi) all credit information, reports and memoranda relating thereto and (vii) all other writings related in any way to the foregoing (collectively for purposes of this Exhibit 1.01-V, "Crisa Texas' Receivables");

     b. all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) and all security agreements, guaranties, leases and other contracts and contract rights arising from the sale of goods or services rendered, of Crisa Texas (but exclding in all cases the Profit Sharing Fee), including, without limitation, all those evidencing, representing, arising from of existing in respect of, securing or otherwise supporting the payment of, or in any way relating to, any of Crisa Texas' Receivables (collectively for purposes of this Exhibit 1.01-V, "Crisa Texas' Related Contracts");

     c. all funds or other property received by Crisa Industrial in payment of any amounts owed (including, without limitation, purchase prices, rents, finance charges, interest and all other charges) in respect of Crisa Texas' Receivables, or applied to such amounts owed (collectively for purposes of this Exhibit 1.01-V, "Crisa Texas' Related Collections");

     d. all deposit accounts, securities accounts, securities entitlement and all other investment property (each as defined in the Uniform Commercial Code) of Crisa Texas arising from or existing in respect of, securing or otherwise supporting the payment of, or in any way relating to, any of Crisa Texas' Receivables, and all funds and all money, securities entitlements, investments property or other property credited to any such accounts; all certificates and instruments, if any from time to time representing any of the foregoing; all notes, certificates of deposit and other instruments form time to time hereafter delivered to or otherwise possessed by HSBC Bank USA or Crisa Texas in substitution for, or in addition to, any or all of the foregoing; and all interest dividends, moneys, instruments, receivable or otherwise distributed in respect of or on in exchange for any or all of the foregoing (collectively for purposes of this Exhibit 1.01-P2, "Crisa Texas' Related Accounts");

     e. all proceeds (as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction the laws of which govern the perfection of security interests hereunder or under other relevant law) and to the extent not included in the foregoing, all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing (including, without limitation, proceeds which constitute property of the types described above and proceeds deposited from time to time in any of Crisa Texas' Related Account or any lock box of Crisa Texas), and, to the extent not otherwise included, all payments under insurance (whether or not HSBC Bank USA is the loss payee thereof) and all condemnation awards, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing (together with all rights to recover and proceed with respect to eh same), and all accessories to, substitutions for and replacements of all or any part of the foregoing.

6. Pursuant to the US Affiliate Limited Recourse Guaranty, dated as of April 2, 2004, Crisa Texas is the guarantor of VC Comercial's and Vitrocrisa's obligations under the Credit Agreement.

                                 EXHIBIT 2.02(B)

                        ALLOCATION OF THE PURCHASE PRICE

Purchase Agreement Purchase Price Allocation
June 2006

                                                                                                       Purchase Price
Acquiring Company       Company Acquired                          Shares Acquired                        Allocation
-----------------   ------------------------   -----------------------------------------------------   --------------
LGA3 Corp.          Crisa Libbey SA de CV      25,500 Series A fixed capital stock                                1
LGA 4 Corp.         Crisa Libbey SA de CV      1 Series A fixed capital stock                                     1
LGA3 Corp.          Crisa Industrial LLC       Remaining 51% of partnership                               1,900,000
Libbey Europe BV    Vitrocrisa SRL             Class II Series "A" Variable Capital Value of 510 MXP              1
Libbey Europe BV    Vitrocrisa Comercial SRL   Class II Series "A" Variable Capital Value of 510 MXP              1
Libbey Mexico SRL   Vitrocrisa Holding SRL     Class I Series "A" Fixed Capital Value of 510,000 MXP      2,900,000
                                               Class II Series "A" Variable Capital Value of
Libbey Mexico SRL   Vitrocrisa Holding SRL     13,273,077 MXP                                            73,199,996
Libbey Mexico SRL   Vitrocrisa Holding SRL     Non-compete included in Vitrocrisa Holding                 2,000,000
                                                                                                         ----------
                                               Total Purchase Agreement Purchase Price                   80,000,000
                                                                                                         ==========

                                 EXHIBIT 5.07(B)

                       SUPPLEMENTAL ASSETS AND LIABILITIES

1. The Racks and Conveyors used in the Business are owned by Fabricacion de Cubiertos, S.A. de C.V.

2. Water Use Concession titles number 2NVL100180/24FMGE94, 2NVL100181/24FMGE94 and 2NVL100182/24FMGE94 over three water wells located at Plant I are held by Aceros Porcelanizados S.A. and currently being transferred to Fabricacion de Cubiertos, S.A. de C.V. (FACUSA). These titles will be transferred to the Acquired Companies subject to the consent from the corresponding authorities.

3. SAP Business One Software Sublicence Agreement dated as of February 22, 2005, by and between Vitro Corporativo, S.A. de C.V. and Xamai, S.A. de C.V.

4. Master Equipment Lease Agreement, dated as of February 14, 2003 by and between Vitro Plan, S.A. de C.V. and CSI Leasing Mexico, S. de R.L. de C.V. in connection with three labelers used by the Acquired Companies and sublet from Vitro Plan, S.A. de C.V. These labelers will be transferred to the Acquired Companies subject to the consent of C.S.I. Leasing Mexico, S. de R.L. de C.V.

5. Supply Agreement dated as of March 26, 2001 between Vitro Corporativo and Grupo Mexicano Imperial, S.A. de C.V.

6. The following Assets are owned by Vitro, S.A. de C.V.: Plant I Real Property, Plant I Building Lease, Plant I Improvements, Plant I Surface Use Right.

7. Exhibit 8 to Disclosure Schedule 3.08 is hereby incorporated by this reference. Such exhibits include a list of trademarks registered by Crisa Corporation that will be assigned to the Acquired Companies.

8. Domain names owned by Vitro Corporativo, S.A. de C.V. for (a) "boroclass.com"; and (b) "boroclass.com.mx".